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                                                         RIVERSOURCE [LOGO](R)
                                                             INVESTMENTS


                    PROSPECTUS SUPPLEMENT -- MARCH 5, 2007*

      RIVERSOURCE(SM) AGGRESSIVE GROWTH FUND (JULY 28, 2006) S-6260-99 G

The Investment Manager subsection of the Fund Management and Compensation section is revised as follows:

AMERICAN CENTURY

American Century, which has served as subadviser to the Fund since April 2003, is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments.

The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to American Century are:

o Glenn A. Fogle, Senior Vice President and Senior Portfolio Manager. Mr. Fogle joined American Century in 1990 and became a portfolio manager in 1993. He has a bachelor of business administration (management) and an MBA in finance from Texas Christian University. He is a CFA charterholder.

o David M. Holland, Vice President and Portfolio Manager. Mr. Holland joined American Century in 1998 as an investment analyst and was promoted to portfolio manager in 2004. He has a bachelor's degree in Russian and economics from Grinnell College, a master's degree in economics from the University of Wisconsin, a master's degree in international studies from the University of Pennsylvania and an MBA in finance from the Wharton School at the University of Pennsylvania.

o Bradley J. Eixmann, Portfolio Manager. Mr. Eixmann has been a member of the team that manages the fund since joining American Century in July 2002 as an investment analyst. He became a Portfolio Manager in February 2007. He has a bachelor's degree in managerial studies and economics from Rice University and an MBA in finance from the University of Texas. He is a CFA charterholder.

The rest of the section remains the same.



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S-6260-2 A (3/07)
* Valid until next prospectus update.